Exhibit 99.2

SUPPLEMENTAL REPORTING PACKAGE

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2007

DCT INDUSTRIAL TRUST INC.

FORWARD-LOOKING STATEMENTS

We make statements in this Supplemental Reporting Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as hurricanes and earthquakes;

•	national, international, regional and local economic conditions;

•	the general level of interest rates;

•	energy costs;

•	the terms of governmental regulations that affect us and interpretations of those regulations, including changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal and interest;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks; and

•	possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us.

•	other risks and uncertainties detailed from time to time in our filings with the Securities Exchange Commission.

In addition, our current and continuing qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

DCT INDUSTRIAL TRUST INC.

TABLE OF CONTENTS

Consolidated Statements of Operations	1
Consolidated Balance Sheets	2
Funds From Operations	3
Selected Financial Data	4
Property Overview, Consolidated Properties	5
Property Overview (continued), Unconsolidated and Managed Properties	6
Property Type Summary	7
Consolidated Leasing Statistics	8
Consolidated Acquisition and Disposition Summary	9
Development Overview	10
Construction Summary	11
Indebtedness	12
Capitalization	13
Institutional Capital Management Summary	14
Definitions	15

]

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(unaudited)		(unaudited)
REVENUES:
Rental revenues	$63,627	$60,908	$191,610	$155,025
Institutional capital management and other fees	417	220	1,735	398

Total Revenues	64,044	61,128	193,345	155,423

OPERATING EXPENSES:
Rental expenses	7,086	7,033	22,410	15,704
Real estate taxes	8,294	7,829	25,062	20,324
Real estate depreciation and amortization	29,761	29,536	86,918	79,128
General and administrative and asset management fees, related party	5,102	6,491	14,835	16,248

Total Operating Expenses	50,243	50,889	149,225	131,404

Operating Income	13,801	10,239	44,120	24,019

OTHER INCOME AND EXPENSE:
Equity in income (losses) of unconsolidated joint ventures, net	56	(72)	99	(254)
Interest expense	(14,716)	(20,489)	(46,787)	(46,646)
Interest income and other	839	476	3,978	4,998
Income taxes	(294)	(358)	(1,278)	(598)

Income (Loss) Before Minority Interests	(314)	(10,204)	132	(18,481)
Minority interests	80	284	132	711

Income (Loss) From Continuing Operations	(234)	(9,920)	264	(17,770)
Income (Loss) From Discontinued Operations	(226)	224	7,982	484

Income (Loss) Before Gain (Loss) on Disposition of real estate interests	(460)	(9,696)	8,246	(17,286)
Gain (Loss) on dispositions of real estate interests, net of minority interests	11,709	(469)	26,195	7,430

Net Income (Loss)	$11,249	$(10,165)	$34,441	$(9,856)

INCOME (LOSS) PER COMMON SHARE—BASIC
Income (Loss) From Continuing Operations	$(0.00)	$(0.07)	$0.00	$(0.12)
Income (Loss) From Discontinued Operations	(0.00)	0.00	$0.05	$0.00
Gain (Loss) on dispositions of real estate interests, net of minority interests	0.07	(0.00)	0.15	0.05

Net Income (Loss)	$0.07	$(0.07)	$0.20	$(0.07)

INCOME (LOSS) PER COMMON SHARE—DILUTED
Income (Loss) From Continuing Operations	$(0.00)	$(0.07)	$0.00	$(0.12)
Income (Loss) From Discontinued Operations	(0.00)	0.00	$0.05	$0.00
Gain (Loss) on dispositions of real estate interests, net of minority interests	0.07	(0.00)	0.15	0.05

Net Income (Loss)	$0.07	$(0.07)	$0.20	$(0.07)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	168,355	150,725	168,355	148,731

Diluted	201,956	150,725	199,135	148,731

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	September 30, 2007	December 31, 2006
	(unaudited)
ASSETS
Operating properties	$2,588,874	$2,754,076
Properties under redevelopment	49,642	21,518
Operating properties held for contribution	63,041	32,142
Properties under development	67,210	26,289
Pre-development and land held for development	24,351	30,863

Total Investment in Properties	2,793,118	2,864,888
Less accumulated depreciation and amortization	(281,185)	(199,574)

Net Investment in Properties	2,511,933	2,665,314
Investment in and advances to unconsolidated joint ventures	67,177	42,336

Net Investment in Real Estate	2,579,110	2,707,650
Cash and cash equivalents	56,137	23,310
Notes receivable	25,207	9,205
Deferred loan costs, net	5,160	6,175
Deferred loan costs—financing obligations, net	5,314	16,467
Straight-line rent and other receivables	22,727	17,137
Other assets, net	22,476	27,637
Assets held for sale	16,287	41,895

Total Assets	$2,732,418	$2,849,476

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses	$31,296	$27,341
Distributions payable	32,394	30,777
Tenant prepaids and security deposits	13,705	12,329
Other liabilities	3,717	14,135
Intangible lease liability, net	12,948	17,595
Lines of credit	—	34,278
Senior unsecured notes	425,000	425,000
Mortgage notes	646,703	641,081
Financing obligations	57,433	191,787
Liabilities related to assets held for sale	140	276

Total Liabilities	1,223,336	1,394,599

Minority interests	317,352	225,920
Total Stockholders' Equity	1,191,730	1,228,957

Total Liabilities and Stockholders' Equity	$2,732,418	$2,849,476

DCT INDUSTRIAL TRUST INC.

FUNDS FROM OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(unaudited)		(unaudited)
Reconciliation of Net Income to FFO:
Net Income (Loss) Attributable to Common Shares	$11,249	$(10,165)	$34,441	$(9,856)
Adjustments:
Real estate related depreciation and amortization	29,761	30,655	86,933	82,764
Equity in (income) losses of unconsolidated joint ventures, net	(56)	72	(99)	254
Equity in FFO of unconsolidated joint ventures	681	174	1,492	324
Gain on dispositions of real estate interests	(14,045)	482	(31,062)	(7,550)
Gain on dispositions of real estate interests related to discontinued operations	58	—	(9,503)	—
Gain on sale of nondepreciated real estate	12	9	12,737	4,074
Minority interest in the operating partnership's share of the above adjustments	(2,731)	(873)	(9,333)	(2,815)

FFO attributable to common shares, basic	24,929	20,354	85,606	67,195
FFO attributable to dilutive OP units	4,972	579	15,543	1,384

FFO attributable to common shares, diluted	$29,901	$20,933	$101,149	$68,579

FFO per common share, basic	$0.15	$0.14	$0.51	$0.45
FFO per common share, diluted	$0.15	$0.14	$0.51	$0.45

Weighted average shares outstanding, basic	168,355	150,725	168,355	148,731
Weighted average shares outstanding, diluted	201,956	155,015	199,135	151,837

DCT INDUSTRIAL TRUST INC.

SELECTED FINANCIAL DATA

(amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(unaudited)		(unaudited)
Consolidated Operating Data: (1)
Rental revenues	$63,627	$60,908	$191,610	$155,025
Rental expenses and real estate taxes	15,380	14,862	47,472	36,028

Net Operating Income (2)	$48,247	$46,046	$144,138	$118,997

Square feet as of the period end	51,989	54,116	51,989	54,116
Average occupancy	92.8%	92.7%	92.8%	92.9%
Occupancy as of period end	92.7%	93.1%	92.7%	93.1%
Same Store Operating Data: (1)
Rental revenues	$56,251	$54,449	$125,644	$122,851
Rental expenses and real estate taxes	13,728	13,317	30,492	29,010

Net Operating Income	42,523	41,132	95,152	93,841

Less straight-line rents	(1,149)	(1,751)	(2,489)	(3,746)
Less amortization of above/below market rents	36	459	419	941

Cash Net Operating Income	$41,410	$39,840	$93,082	$91,036

Net Operating Income growth	3.4%	—	1.4%	—
Cash Net Operating Income growth	3.9%	—	2.2%	—
Square feet in same store population	47,801	47,801	36,947	36,947
Average occupancy	92.5%	92.4%	92.0%	92.4%
Occupancy as of period end	92.6%	93.0%	91.8%	92.5%
Dividends declared per common share	$0.16	$0.16	$0.48	$0.48

Supplemental consolidated cash flow and other information:
Straight-line rents (3)	$1,724	$2,014	$4,501	$5,909
Straight-line rent receivable (balance sheet) (3)	$16,058	$12,781	$16,058	$12,781
Amortization of above/below market rents (3)	$76	$(284)	$(597)	$(997)
Capitalized interest	$1,974	$564	$5,196	$1,479
Stock-based compensation amortization expense	$623	$20	$1,715	$52
Consolidated Capital Expenditures (3):
Capital expenditures identified upon acquisition	$3,073	$1,838	$10,253	$4,318
Development and expansions	5,902	19,515	14,754	50,073
Turnover costs	4,377	2,395	9,338	6,967
Maintenance capital expenditures	1,297	1,034	2,166	2,601

Total capital expenditures	$14,649	$24,782	$36,511	$63,959

(1)	Excludes discontinued operations.
(2)	See definitions for reconciliation of Net Operating Income to Net Income.
(3)	Includes discontinued operations.

DCT INDUSTRIAL TRUST INC.

PROPERTY OVERVIEW AS OF SEPTEMBER 30, 2007

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Consolidated Operating Properties: (3)
Atlanta	55	100.0%	6,624	12.8%	89.7%	$21,856	11.3%
Baltimore/Washington D.C.	12	100.0%	1,446	2.8%	90.3%	6,329	3.3%
Central Pennsylvania	8	100.0%	1,453	2.8%	100.0%	5,749	3.0%
Charlotte	9	100.0%	747	1.4%	98.0%	2,227	1.2%
Chicago	14	100.0%	3,067	5.9%	97.5%	11,382	5.9%
Cincinnati	35	100.0%	3,738	7.2%	78.6%	10,660	5.6%
Columbus	14	100.0%	4,301	8.3%	96.5%	12,752	6.6%
Dallas	50	100.0%	5,575	10.8%	95.3%	20,295	10.6%
Denver	1	100.0%	160	0.3%	100.0%	937	0.5%
Houston	39	100.0%	2,818	5.4%	89.6%	12,877	6.7%
Indianapolis	7	100.0%	2,852	5.5%	99.7%	8,602	4.5%
Kansas City	1	100.0%	225	0.4%	88.9%	877	0.5%
Louisville	3	100.0%	1,027	2.0%	86.6%	2,880	1.5%
Memphis	10	100.0%	4,333	8.3%	89.9%	11,883	6.2%
Mexico	2	100.0%	174	0.3%	72.6%	677	0.4%
Miami	6	100.0%	727	1.4%	98.9%	5,985	3.1%
Minneapolis	3	100.0%	356	0.7%	100.0%	1,755	0.9%
Nashville	4	100.0%	2,256	4.3%	90.0%	6,245	3.3%
New Jersey	10	100.0%	1,189	2.3%	78.5%	5,349	2.8%
Northern California	30	100.0%	2,762	5.3%	98.0%	14,646	7.6%
Orlando	12	100.0%	1,064	2.0%	93.2%	4,855	2.5%
Phoenix	14	100.0%	1,632	3.1%	97.9%	6,819	3.6%
San Antonio	13	100.0%	1,091	2.1%	96.6%	3,742	2.0%
Seattle	8	100.0%	1,199	2.3%	100.0%	5,802	3.0%
Southern California	11	100.0%	1,173	2.3%	96.4%	6,651	3.4%

Total/Weighted Average—Operating Properties	371	100.0%	51,989	100.0%	92.7%	191,832	100.0%
Consolidated Redevelopment Properties:
Atlanta	1	100.0%	188	18.0%	0.0%	N/A	N/A
Charlotte	1	100.0%	259	24.7%	0.0%	N/A	N/A
Chicago	1	100.0%	69	6.6%	0.0%	N/A	N/A
Dallas	1	100.0%	50	4.8%	0.0%	N/A	N/A
San Antonio	2	100.0%	258	24.7%	30.3%	N/A	N/A
Southern California	1	100.0%	222	21.2%	0.0%	N/A	N/A

Total/Weighted Average for Redevelopment Properties	7	100.0%	1,046	100.0%	7.5%	255	N/A
Consolidated Operating Properties Held For Sale:
Atlanta	1	100.0%	499	100.0%	0.0%	N/A	N/A
Consolidated Development Properties:
Atlanta	1	100.0%	557	28.1%	0.0%	N/A	N/A
Baltimore/Washington D.C.	3	95.0%	230	11.7%	0.0%	N/A	N/A
Chicago	1	95.0%	175	8.9%	77.0%	N/A	N/A
Memphis	1	100.0%	885	44.9%	46.7%	N/A	N/A
Orlando	2	100.0%	126	6.4%	0.0%	N/A	N/A

Total/Weighted Average for Development Properties	8	99.0%	1,973	100.0%	27.8%	N/A	N/A

Total/Weighted Average—Consolidated Properties	387	100.0%	55,507	N/A	87.9%	$192,087	N/A

Continued on next page

DCT INDUSTRIAL TRUST INC.

PROPERTY OVERVIEW AS OF SEPTEMBER 30, 2007 (continued)

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Unconsolidated Operating Properties:
Southern California Logistics Airport (4)	2	50.0%	463	100.0%	100.0%	$264	100.0%
Operating Properties in Funds:
Atlanta	2	18.2%	703	7.5%	100.0%	1,979	6.3%
Central Pennsylvania	4	10.9%	836	8.9%	100.0%	3,613	11.5%
Charlotte	1	10.0%	472	5.0%	100.0%	1,415	4.5%
Chicago	3	19.1%	1,055	11.2%	100.0%	3,948	12.6%
Cincinnati	3	16.0%	1,498	15.9%	100.0%	4,680	14.9%
Columbus	1	10.0%	121	1.3%	100.0%	436	1.4%
Dallas	4	16.3%	1,726	18.3%	97.1%	5,081	16.2%
Indianapolis	1	10.0%	475	5.1%	100.0%	1,488	4.7%
Kansas City	1	10.0%	180	1.9%	100.0%	728	2.3%
Memphis	1	20.0%	1,039	11.1%	100.0%	2,857	9.1%
Nashville	1	20.0%	456	4.9%	100.0%	1,459	4.6%
New Jersey	1	20.0%	87	0.9%	100.0%	630	2.0%
Northern California	1	10.0%	396	4.2%	100.0%	1,738	5.5%
Orlando	1	20.0%	356	3.8%	100.0%	1,389	4.4%

Total/Weighted Average—Fund Operating Properties	25	15.9%	9,400	100.0%	99.5%	31,441	100.0%
Unconsolidated Development Properties:
Total/Weighted Average	6	80.9%	1,961	N/A	N/A	N/A	N/A

Total/Weighted Average—Unconsolidated Properties	33	28.2%	11,824	N/A	100.0%	$31,705	N/A

Operating Properties Asset Managed Only:
Cincinnati	2	0.0%	349	30.3%	100.0%	$1,310	27.4%
Columbus	1	0.0%	330	28.7%	100.0%	1,164	24.4%
Minneapolis	3	0.0%	472	41.0%	100.0%	2,306	48.2%

Total/Weighted Average—Asset Managed Only Properties	6	0.0%	1,151	100.0%	100.0%	$4,780	100.0%

Summary:
Total/Weighted Average— Consolidated/Unconsolidated Operating Properties	398	N/A	61,852	90.3%	93.8%	$223,537	N/A
Total/Weighted Average— Consolidated Redevelopment Properties	7	N/A	1,046	1.5%	7.5%	255	N/A
Total/Weighted Average— Consolidated/Unconsolidated Operating Properties Held For Sale	1	N/A	499	0.7%	0.0%	N/A	N/A
Total/Weighted Average— Consolidated/Unconsolidated Development Properties	14	N/A	3,934	5.8%	13.9%	N/A	N/A
Total/Weighted Average—Asset Managed Only Properties	6	N/A	1,151	1.7%	100.0%	4,780	N/A

Total/Weighted Average—All Properties	426	N/A	68,482	100.0%	87.3%	$228,572	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes contractual rent increases.
(3)	Includes 9 buildings held for contribution comprising 1.1 million square feet that were 92% occupied at September 30, 2007.
(4)	Although we contributed 100% of the initial cash equity capital required by the venture, our partners retain certain participation rights in the ventures available cash flows.

DCT INDUSTRIAL TRUST INC.

PROPERTY TYPE SUMMARY

	Bulk Distribution			Light Industrial			Service Center			Total Portfolio
Markets	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage
	(in thousands)			(in thousands)			(in thousands)			(in thousands)
Consolidated Operating Properties: (1)
Atlanta	30	5,562	91.1%	13	678	83.9%	12	384	75.6%	55	6,624	89.7%
Baltimore/Washington D.C.	12	1,446	90.3%	—	—	—	—	—	—	12	1,446	90.3%
Central Pennsylvania	8	1,453	100.0%	—	—	—	—	—	—	8	1,453	100.0%
Charlotte	4	456	100.0%	5	291	94.8%	—	—	—	9	747	98.0%
Chicago	12	2,635	97.8%	2	432	95.6%	—	—	—	14	3,067	97.5%
Cincinnati	14	2,906	75.2%	20	766	92.4%	1	66	69.8%	35	3,738	78.6%
Columbus	12	4,227	96.6%	2	74	90.0%	—	—	—	14	4,301	96.5%
Dallas	27	4,491	97.4%	7	423	87.2%	16	661	85.7%	50	5,575	95.3%
Denver	1	160	100.0%	—	—	—	—	—	—	1	160	100.0%
Houston	13	1,785	93.4%	14	706	81.5%	12	327	86.2%	39	2,818	89.6%
Indianapolis	7	2,852	99.7%	—	—	—	—	—	—	7	2,852	99.7%
Kansas City	1	225	88.9%	—	—	—	—	—	—	1	225	88.9%
Louisville	3	1,027	86.6%	—	—	—	—	—	—	3	1,027	86.6%
Memphis	10	4,333	89.9%	—	—	—	—	—	—	10	4,333	89.9%
Mexico	2	174	72.6%	—	—	—	—	—	—	2	174	72.6%
Miami	3	521	99.2%	2	157	100.0%	1	49	93.3%	6	727	98.9%
Minneapolis	2	279	100.0%	1	77	100.0%	—	—	—	3	356	100.0%
Nashville	4	2,256	90.0%	—	—	—	—	—	—	4	2,256	90.0%
New Jersey	8	1,075	82.0%	2	114	45.3%	—	—	—	10	1,189	78.5%
Northern California	9	1,755	100.0%	21	1,007	94.4%	—	—	—	30	2,762	98.0%
Orlando	3	561	100.0%	9	503	85.5%	—	—	—	12	1,064	93.2%
Phoenix	8	1,492	97.7%	6	140	100.0%	—	—	—	14	1,632	97.9%
San Antonio	9	839	95.6%	4	252	100.0%	—	—	—	13	1,091	96.6%
Seattle	8	1,199	100.0%	—	—	—	—	—	—	8	1,199	100.0%
Southern California	7	910	95.6%	3	242	100.0%	1	21	93.3%	11	1,173	96.4%

Total/Weighted Average—Operating Properties	217	44,619	93.3%	111	5,862	90.0%	43	1,508	84.2%	371	51,989	92.7%
Consolidated Redevelopment Properties	5	927	8.4%	2	119	0.0%	—	—	—	7	1,046	7.5%
Consolidated Development Properties	6	1,847	29.7%	2	126	0.0%	—	—	0.0%	8	1,973	27.8%
Consolidated Held for Sale Properties	1	499	0.0%	—	—	0.0%	—	—	—	1	499	0.0%

Total/Weighted Average—Consolidated Properties	229	47,892	88.2%	115	6,107	86.4%	43	1,508	84.2%	387	55,507	87.9%
Unconsolidated Properties:
Fund Operating Properties	25	9,400	99.5%	—	—	—	—	—	—	25	9,400	99.5%
Operating Properties	2	463	100.0%	—	—	—	—	—	—	2	463	100.0%
Development Properties	4	1,739	N/A	2	222	N/A	—	—	—	6	1,961	N/A
Asset Managed Properties	6	1,151	100.0%	—	—	—	—	—	—	6	1,151	100.0%

Total/Weighted Average—All Properties	266	60,645	87.8%	117	6,329	83.4%	43	1,508	84.2%	426	68,482	87.3%

Percentage of Square Feet		89%			9%			2%			100%

Total Annualized Base Rent—All Properties			$187,762			$30,796			$10,014			$228,572

(1)	Includes 9 buildings held for contribution comprising 1.1 million square feet that were 92% occupied at September 30, 2007.

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED LEASING STATISTICS (1)

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
Q3 2007
Bulk Distribution	26	1,405	3.9%	13.5%	53.9	$3,502	$2.49
Light Industrial	14	296	3.3%	12.6%	41.3	568	1.92
Service Center	15	101	-0.7%	3.9%	47.4	420	4.14

Total/Weighted Average	55	1,802	3.6%	13.0%	51.5	$4,490	$2.49

Weighted Average Retention	64.3%

YEAR TO DATE 2007
Bulk Distribution	81	4,347	1.6%	10.5%	49.4	$8,221	$1.89
Light Industrial	61	1,021	3.4%	13.7%	44.4	2,360	2.31
Service Center	42	251	-3.2%	3.7%	40.0	915	3.65

Total/Weighted Average	184	5,619	1.8%	11.0%	48.1	$11,496	$2.05

Weighted Average Retention	70.2%

Lease Expirations For Consolidated Operating Properties (2)
Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases (3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2007 (4)	2,241	$10,482	5.1%
2008	8,510	33,539	16.3%
2009	8,565	34,899	17.0%
2010	9,200	37,114	18.1%
2011	4,700	21,765	10.6%
Thereafter	14,962	67,536	32.9%

Total leased	48,178	$205,335	100.0%

Available	3,811

Total consolidated operating properties	51,989

(1)	Does not include month-to-month leases, unless otherwise noted.
(2)	Assumes no exercise of lease renewal options.
(3)	Includes contractual rent increases.
(4)	Includes month-to-month leases.

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED ACQUISITION AND DISPOSITION SUMMARY FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

Property/Portfolio		Market	Number of Buildings	Square Feet
				(in thousands)
Acquisitions
Q1 2007
	Bobali Drive	Central Pennsylvania	3	280
	Greenwood/Riverport	Louisville, Atlanta	2	695

	Subtotal Q1 2007 Acquisitions		5	975
Q2 2007
	Mitchell Court	Chicago	1	258
	Bondesen North	Houston	4	155
	Northwest Place	Houston	1	210

	Subtotal Q2 2007 Acquisitions		6	623
Q3 2007
	Midpoint II	Kansas City	1	225
	Mohawk Distribution Center	Columbus	1	350
	San Luis Potosi	San Luis Potosi	1	69
	American Way	Orlando	1	193
	Sanmina	Guadalajara	1	105

	Subtotal Q3 2007 Acquisitions		5	942
Development Property Acquired Under Forward Commitment
	Deltapoint	Memphis	1	885

	Total acquisitions		17	3,425

Total Acquisition Price—$154.2 million
Weighted Average Occupancy—92.6% (1)
Weighted Average Yield—6.6% (year-one, cash basis) (1)
	(1) Excludes development property acquired under forward commitment.

Contributions to Funds
Q1 2007
	TRT-DCT Industrial JV I GP	Atlanta, Central Pennsylvania, Chicago	3	818
	TRT-DCT Industrial JV II GP	Dallas, Indianapolis	3	1,121

	Subtotal Q1 2007 Contributions		6	1,939
Q2 2007
	TRT-DCT Industrial JV I GP	Cincinnati	1	604
	TRT-DCT Industrial JV II GP	Columbus, Kansas City	2	301

	Subtotal Q2 2007 Contributions		3	905
Q3 2007
	DCT/SPF Industrial Operating LLC	Chicago, Cincinnati, Dallas	3	1,454
	DCT/SPF Industrial Operating LLC	Cincinnati, Orlando	2	899
	DCT/SPF Industrial Operating LLC	Nashville	1	456

	Subtotal Q3 2007 Contributions		6	2,809

	Total contributions		15	5,653

Dispositions
Q1 2007
	3930 East Watkins	Phoenix	1	102
	7401 Coca Cola Drive	Baltimore/Washington	1	139
	844 Livingston Court	Atlanta	1	25

	Total		3	266

Total Contributed Value/Sales Price—$344.5 million

DCT INDUSTRIAL TRUST INC.

DEVELOPMENT OVERVIEW AS OF SEPTEMBER 30, 2007

(dollar amounts in millions)

			Historical Cost			Projected Investment			Projected Stabilization by Year ($)
	Square Feet	Acres	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total	2008	2009
	(in thousands)
Under Development:
Shell Complete	2,646	n/a	$50.6	$37.5	$88.1	$60.7	$45.9	$106.6	$106.6	$—
Under Construction	1,288	n/a	10.4	10.5	20.9	34.1	61.4	95.5	9.8	61.4

Total Under Development	3,934	n/a	$61.0	$48.0	$109.0	$94.8	$107.3	$202.1	$116.4	$61.4

Forward Commitment and Build-to-Suit (1)	859	n/a	$—

Redevelopment (2)	1,046	n/a	$47.9

Properties Held For Contribution (3)	1,114	n/a	$63.0

Pre-Development (4) (5)	2,071	n/a	$12.1

Land
Owned (5) (6)	4,747	348.1	$11.7
Under Control (5) (7)	400	4,040.4	—

Total	5,147	4,388.5	$11.7

Grand Total	14,171	4,388.5	$195.7

(1)	Includes Nexxus (Monterrey, Mexico). Total Projected Investment in these assets is estimated to be between $40 million and $45 million.
(2)	Summary of Redevelopment assets:

Property	Market	Square Feet
		(in thousands)
115 Greenwood Parkway	Atlanta	188
Nations Ford	Charlotte	259
3575 Stern Avenue	Chicago	69
1101 Great Southwest	Dallas	50
4400 Tejasco	San Antonio	120
5909 Business Park	San Antonio	138
Meyer Canyon (Medline)	Southern CA	222

Total		1,046

Total Projected Investment in these assets is expected to be between $50 million and $55 million

(3)	Includes Bondeson (Houston), NW Distribution Center (Houston), Sanmina (Mexico), San Luis Potosi (Mexico), Mohawk (Columbus) and 2440 Midpoint Drive (Kansas City).
(4)	Includes Dulles Summit Phase II (Baltimore/Washington DC), ADC North Phase I and II (Orlando) and a portion of Phase IA of SCLA (Southern California).

Total Projected Investment in these assets is expected to be between $110 million and $120 million. Phase IA of SCLA is unconsolidated.

(5)	Summary of SCLA:

	Square Feet	Acres	Projected Investment
	(in thousands)		(in millions)
Phase 1A (Owned):
Under Construction	519	31	$31
Pre-Development	1,445	68	$56
Land Held (Square Feet based on 40% coverage)	4,118	236

Total	6,082	335

Additional Phases (Under Control)		3,995

Total SCLA		4,330

(6)	Includes future phases of Buford (Atlanta) and Dulles Summit (Baltimore/Washington DC), and a portion of Phase IA of SCLA (Southern California). The SCLA land is unconsolidated.
(7)

Only includes estimated square feet on first option of Deltapoint land (Memphis) and excludes option on approximately 24.6 additional acres. Also excludes any square feet associated with future phases at SCLA (see note 5).

DCT INDUSTRIAL TRUST INC.

CONSTRUCTION SUMMARY AS OF SEPTEMBER 30, 2007

(dollar amounts in millions)

Project	Market	Square Feet	Projected Investment	Start Date	Anticipated Stabilization Date	Consolidated/ Unconsolidated (C/U)
		(in thousands)
Shell Complete
South Creek IV	Atlanta	557	$20.3	2005	2008	C
Veterans 2	Chicago	175	10.2	2006	2008	C
Deltapoint	Memphis	885	30.2	2005	2008	C
Logistics Way	Nashville	570	22.1	2006	2008	U
Sycamore Canyon A	Southern California	459	23.8	2006	2008	U

Total/Weighted Average		2,646	$106.6

Under Construction
Dulles Industrial Phase I	Baltimore/Washington	230	$24.3	2007	2010	C
Airport Dist Center (2 buildings)	Orlando	126	9.8	2007	2008	C
Sycamore Canyon B	Southern California	413	30.3	2007	2009	U
SCLA Phase 1A (3 buildings)	Southern California	519	31.1	2007	2009	U

Total/Weighted Average		1,288	$95.5

Grand Total/Weighted Average		3,934	$202.1

Projected Yield - Development			7.6%

Leased as of September 30, 2007			22.9%

Weighted Average DCT % Ownership as of September 30, 2007			95.9%

DCT INDUSTRIAL TRUST INC.

INDEBTEDNESS

(dollar amounts in thousands)

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 9/30/2007
Senior Unsecured Notes:
2 year, variable rate	6.55%	6.05%	June 2008	$275,000
2011 Notes, fixed rate	5.53%	5.24%	April 2011	50,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2016 Notes, fixed rate	5.77%	5.74%	April 2016	50,000

				425,000

Mortgage Notes:
Fixed Rate Secured Debt	5.40%	5.11%	Feb 2008 - Aug 2025	615,256
Variable Rate Secured Debt	7.02%	4.90%	October 2011	25,237
Premiums, Net of Amortization				6,210

				646,703

Total Senior Unsecured Notes and Mortgage Notes				1,071,703
Unsecured Credit Facility:
Senior Unsecured Revolving Credit Facility (1)			December 2010	—

Total Carrying Value of Debt				$1,071,703

Weighted Average Interest Rate	5.77%	5.42%

Fixed Rate Debt	5.45%	5.22%		72%
Variable Rate Debt	6.59%	5.93%		28%
DCT Share of Unconsolidated Joint Venture Debt (2)
Operating Joint Ventures				$34,866
Development Joint Ventures				30,224

				$65,090

Scheduled Principal Payments of Debt as of September 30, 2007 (excluding premiums)

Year	Senior Unsecured Notes	Mortgage Notes	Unsecured Credit Facility	Total
Remainder of 2007	$—	$2,249	$—	$2,249
2008	275,000	70,126	—	345,126
2009	—	7,652	—	7,652
2010	—	58,094	—	58,094
2011	50,000	233,541	—	283,541
2012	—	169,518	—	169,518
2013	—	20,534	—	20,534
2014	50,000	3,992	—	53,992
2015	—	45,308	—	45,308
2016	50,000	2,605	—	52,605
Thereafter	—	26,874	—	26,874

Total	$425,000	$640,493	$—	$1,065,493

(1)

The senior unsecured revolving credit facility bears interest at either LIBOR plus 0.55% to 1.1% or, at DCT's election, prime. The interest rate on the senior unsecured revolving credit facility was 5.67% as of September 30, 2007. After giving effect to outstanding letters of credit, we have $266.2 million available on our unsecured revolving credit facility, which has a $300 million total capacity.

(2)	Based on ownership as of September 30, 2007.

DCT INDUSTRIAL TRUST INC.

CAPITALIZATION

(dollar amounts in thousands, except per share data)

Capitalization as of September 30, 2007

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	168,355	$10.47	$1,762,673
Operating partnership units outstanding (2)	33,893	$10.47	354,860

Total Equity Market Capitalization			2,117,533

Consolidated debt			1,071,703
Pro rata share of debt related to unconsolidated joint ventures			65,090

Total Debt			1,136,793

Total Market Capitalization			$3,254,326

Ratio of total debt to total market capitalization, including pro rata share of debt related to unconsolidated joint ventures			34.9%

Fixed Charge Coverage
	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Net income	$11,249	$(10,165)	$34,441	$(9,856)
Interest expense (3)	14,716	20,644	46,800	47,081
Pro rata share of interest expense from unconsolidated JVs	479	274	1,095	622
Real estate related depreciation and amortization (3)	29,761	30,655	86,933	82,764
Pro rata share of real estate related depreciation and amortization from unconsol. JVs	588	245	1,359	578
Income taxes	294	358	1,278	598
Stock-based compensation amortization expense	623	20	1,715	52
Minority interest (3)	2,211	(290)	6,068	(588)
Non-FFO (gains) losses on dispositions of real estate interests, net	(13,975)	491	(27,828)	(3,476)

Adjusted EBITDA	$45,946	$42,232	$151,861	$117,775

Calculation of Fixed Charges
Interest expense excluding financing obligation (3)	$13,868	$17,477	$42,749	$38,856
Interest expense related to financing obligation (2)	848	3,167	4,051	8,225
Capitalized interest	1,974	564	5,196	1,479
Amortization of loan costs and debt premium/discount	226	53	297	190
Amortization of financing obligations	(108)	(339)	(464)	(870)
Pro rata share of interest expense from unconsolidated JVs	479	274	1,095	622

Total Fixed Charges	$17,287	$21,196	$52,924	$48,502

Fixed Charge Coverage	2.7	2.0	2.9	2.4

Fixed Charge Coverage, Excluding Financing Obligations	2.8	2.3	3.1	2.9

(1)	Excludes unvested Long-Term Incentive Plan Units, Restricted Stock, and Phantom Shares of 780,885 units.
(2)

As of September 30, 2007, our balance sheet includes $57.4 million of financing obligations related to our operating partnership's private placement of undivided tenancy-in-common (TIC) interests. In satisfaction of this financing obligation, we anticipate issuing approximately 5-6 million OP units during the remainder of 2007 and 2008. The payments made to these investors while they held TIC interests are reflected primarily as interest expense in the accompanying financial statements.

(3)	Includes amounts related to discontinued operations.

DCT INDUSTRIAL TRUST INC.

INSTITUTIONAL CAPITAL MANAGEMENT SUMMARY

(dollar amounts in thousands)

	CONSOLIDATED STATEMENTS OF OPERATIONS:
	For the Nine Months Ended September 30, 2007
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	JP Morgan Venture
Revenues:
Rental revenues	$8,453	$7,046	$2,986	$820
Other income	117	28	12	—

Total revenues	8,570	7,074	2,998	820

Expenses:
Real estate taxes	1,026	724	451	136
Rental expenses	1,085	543	416	49
Depreciation and amortization	3,645	3,282	1,673	464
General and Administrative	152	99	28	29

Total expenses	5,908	4,648	2,568	678
Interest expense	(4,081)	(2,281)	(469)	—

Net Income (Loss)	$(1,419)	$145	$(39)	$142

Rental revenues	$8,453	$7,046	$2,986	$820
Rental expenses and real estate taxes	2,111	1,267	867	185

Net Operating Income	$6,342	$5,779	$2,119	$635

DCT Industrial Ownership %	20.0%	10.0%	12.5%	20.0%

	CONSOLIDATED BALANCE SHEETS:
	As of September 30, 2007
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	JP Morgan Venture

Total Investment in properties	$124,459	$144,518	$67,757	$140,023
Accumulated depreciation and amortization	(7,835)	(3,499)	(1,782)	(468)

Net Investment in properties	116,624	141,019	65,975	139,555
Cash and cash equivalents	549	1,017	356	199
Other Assets	2,916	1,423	613	73

Total Assets	$120,089	$143,459	$66,944	$139,827

Secured debt	$95,500 (1)	$101,042 (2)	$45,280	$—
Other Liabilities	3,175	4,599	1,571	3,406

Total Liabilities	98,675	105,641	46,851	3,406
Partners' Capital	21,414	37,818	20,093	136,421

Total Liabilities and Partners' Capital	$120,089	$143,459	$66,944	$139,827

Data by Fund: (3)	Number of Buildings	Square Feet	Occupancy Percentage
DCT Fund I LLC	6	2,647	100.0%
TRT-DCT Industrial JV I GP	8	2,522	100.0%
TRT-DCT Industrial JV II GP	5	1,422	100.0%
DCT/SPF Industrial Operating LLC.	6	2,809	98.2%

Total	25	9,400	99.5%

(1)	Debt requires interest only payments until 2012 and has a stated interest rate of 5.6%.
(2)

$85 million debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $16 million debt, which is guaranteed by DCT, requires interest only payments until 2014 and has a stated interest rate of 6.0%.

(3)	See acquisitions page for detail of properties contributed into the funds for the quarter ended September 30, 2007.

DCT INDUSTRIAL TRUST INC.

Definitions

Acquisition Price	Includes purchase price and all costs associated with the acquisition.

Adjusted EBITDA	EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense and minority interest, and excludes non-FFO gains on disposed assets. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent	Annualized Base Rent is calculated as monthly contractual base rent (cash basis ) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures	Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets.

Capital Expenditures Identified Upon Acquisition	Costs that were identified during the acquisition-related due diligence activity to renovate, rehabilitate and reposition real estate assets to market standards.

Cash Basis Rent Growth	Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income	We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents and the amortization of above/below market rents. See definition of Net Operating Income below for additional information.

Contributed Value	Represents the fair market value of real estate contributed to funds.

Effective Interest Rate	Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges	Fixed charges include interest expense, increased for interest capitalized and our pro rata share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage	We calculate Fixed Charge Coverage as adjusted EBITDA divided by total Fixed Charges

Funds From Operations ("FFO")	DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of consolidated and unconsolidated joint ventures. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, DCT Industrial’s FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP	United States generally accepted accounting principles.

GAAP Basis Rent Growth	GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent and above/below rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Held for Contribution	Represents properties anticipated to be contributed to a fund within 12 months.

Historical Cost	Represents historical undepreciated book value pursuant to GAAP, as of the period indicated, including acquisition fees.

Net Effective Rent	Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Net Operating Income ("NOI")	Net operating income (“NOI”) is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as depreciation, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Consolidated Operating Data		Same Store Operating Data		Consolidated Operating Data		Same Store Operating Data
	Three Months Ended September 30,		Three Months Ended September 30,		Nine Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006	2007	2006	2007	2006
Reconciliation of NOI to Net Income:
Net Operating Income	$48,247	$46,046	$42,523	$41,132	$144,138	$118,997	$95,152	$93,841
Net operating income - non-same store properties	N/A	N/A	5,724	4,914	N/A	N/A	48,986	25,156
Other operating income (expense)	(34,446)	(35,807)	(34,446)	(35,807)	(100,018)	(94,978)	(100,018)	(94,978)
Other income and expenses	(14,115)	(20,443)	(14,115)	(20,443)	(43,988)	(42,500)	(43,988)	(42,500)
Minority interest	80	284	80	284	132	711	132	711
Discontinued operations	(226)	224	(226)	224	7,982	484	7,982	484
Gain (Loss) on dispositions of real estate interests, net of minority interests	11,709	(469)	11,709	(469)	26,195	7,430	26,195	7,430

Net income (loss)	$11,249	$(10,165)	$11,249	$(10,165)	$34,441	$(9,856)	$34,441	$(9,856)

DCT INDUSTRIAL TRUST INC.

Definitions

Redevelopment	Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service to redevelop where we generally expect to spend more than 20% of the building's book value on capital improvements, if applicable.

Retention	Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price	Contractual price of real estate sold before closing adjustments.

Same Store Population	The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented.

Square Feet	Represents square feet in building that are available for lease.

Stabilized	Buildings are considered stabilized when generally 95% occupied, or up to approximately 18 months after completion of construction.

Stock-based Compensation Amortization Expense	Represents the non-cash amortization required by SFAS No. 123(R), Share-Based Payment, of the cost of employee services received in exchange for an award of an equity instrument based on the award's fair value on the grant date and amortized over the vesting period.

Turnover Costs	Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield—Acquisition	Calculated as stabilized Net Operating Income divided by Acquisition Price.

Yield—Development (Projected)	Calculated as projected stabilized Net Operating Income divided by projected development cost.